STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	8
Beginning Date of Collection Period	20-Feb-03
End Date of Collection Period	19-Mar-03
Payment Date	20-Mar-03
Previous Payment Date	20-Feb-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement
Principal Collections	30,555,591.21
Interest Collections (net of servicing fee)	6,994,247.17
Servicing fee	384,035.76
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	37,933,874.14
Interest Paid to Notes	1,051,435.77
Principal Paid to Notes	36,498,402.61
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	384,035.76

Balance Reconciliation

Beginning Pool Balance	921,685,818.60
Principal Collections (including repurchases)	30,555,591.21
Charge off Amount	81,772.67
Ending Pool Balance	891,048,454.72

Collateral Performance
Cash Yield (% of beginning balance)	9.61%
Charge off Rate (% of beginning balance)	0.11%
Net Yield	9.50%

Delinquent Loans
One Payment Principal Balance of loans	54,089,827.65
One Payment Number of loans	452
Two Payments Principal Balance of loans	7,435,820.58
Two Payments Number of loans	69
Three+ Payments Principal Balance of loans	27,481,949.05
Three+ Payments Number of loans	241

Two+ Payments Delinquency Percentage	3.92%
Two+ Payments Day Rolling Average	3.57%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number outstanding beginning of period	7,516
Number outstanding end of period	7,308
Number of REO	11
Principal Balance of REO	996,721.11

Overcollateralization
Begin OC Amount	123,047,276.95
OC Release Amount	0.00
Extra Principal Payment Amount	5,861,038.73
End OC Amount	128,908,315.68

Target OC Amount	135,613,946.18
Interim OC Amount	122,965,504.28
Interim OC Deficiency	12,648,441.90

Monthly Excess Cashflow	5,861,038.73
Principal Payment Amount	30,555,591.21
Principal Collections	30,555,591.21
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods

Interest Calculations
1 month LIBOR	1.34000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.64000%
Class A Note Rate	1.64000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.99000%
Class M Note Rate	1.99000%
Available Funds Cap	9.91430%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	35.696347
2. Principal Payment per $1,000	34.727079
3. Interest Payment per $1,000	0.969268

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.64000%
2. Days in Accrual Period	28

3. Class A Interest Due	865,354.07
4. Class A Interest Paid	865,354.07
5. Class A Supplemental Interest Amount Paid
6. Class A Interest Carry Forward Amount Paid

7. Class A Unpaid Interest Carry Forward Amount, EOP
8. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	678,413,466.56
2. Class A Principal Due	31,004,023.15
3. Class A Principal Paid	31,004,023.15
4. Class A Principal Carry Forward Amount Paid
5. Class A unpaid Principal Carry Forward Amount
6. Class A Note Principal Amount, EOP	647,409,443.41

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance
8. Class A Note Principal Amount as a % of the Pool Amount, EOP

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	35.903203
2. Principal Payment per $1,000	34.727079
3. Interest Payment per $1,000	1.176124

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.99000%
2. Days in Accrual Period	28

3. Class M Interest Due	186,081.70
4. Class M Interest Paid	186,081.70
5. Class M Supplemental Interest Amount Paid
6. Class M Interest Carry Forward Amount Paid

7. Class M Unpaid Interest Carry Forward Amount, EOP
8. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	120,225,075.09
2. Class M Principal Due	5,494,379.46
3. Class M Principal Paid	5,494,379.46
4. Class M Principal Carry Forward Amount Paid
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Note Principal Amount, EOP	114,730,695.63

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance
8. Class M Note Principal Amount as a % of the Pool Amount, EOP